                                                             EXHIBIT (c)(1)(iii)

  NUMBER                                                               SHARES
----------                                                           ----------

                     VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

                                    CLASS A

         ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that                                              is the owner of


                                            *SEE REVERSE FOR CERTAIN DEFINITIONS
                                                      ------------------

                                                        CUSIP 92114U707

                                                      ------------------


fully paid and non assessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen International Advantage Fund, transferable on the books of the fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS
                                                          Dated

             [VAN KAMPEN INTERNATIONAL ADVANTAGE FUND DELAWARE SEAL]

A. THOMAS SMITH III                                       RICHARD F. POWERS, III
    SECRETARY                                                PRESIDENT

--------------------------------------------------------------------------------

               COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES INC.
                  P.O. BOX 418256, KANSAS CITY, MO 64141-9256

                                                  TRANSFER AGENT

                   By
                     ----------------------------------------------
                                                AUTHORIZED OFFICER

--------------------------------------------------------------------------------

             PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

                     VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NUMBER                              CLASS A                       SHARES
KC

ACCOUNT NO.         ALPHA CODE              DEALER NO.            CONFIRM NO.

TRADE DATE                                  CONFIRM DATE          BATCH I.D. NO.

                                            CHANGE NOTICE: IF THE ABOVE
                                            INFORMATION IS INCORRECT OR MISSING,
                                            PLEASE PRINT THE CORRECT INFORMATION
                                            BELOW, AND RETURN TO:

                                               VAN KAMPEN INVESTOR SERVICES INC.
                                               P.O. BOX 418256
                                               KANSAS CITY, MISSOURI 64141-9256

                                            ------------------------------------
                                            ------------------------------------
                                            ------------------------------------

-------------------------------------------------------------------------------

REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK

-------------------------------------------------------------------------------

For value received,                        hereby sell, assign and transfer unto


________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ Shares
of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
_______________________________________________________________________ Attorney
to transfer said shares on the books of the within-named Fund with full power of substitution in the premises.

        Dated, ___________________________ ______

               _________________________________________________________
                                      Owner

               _________________________________________________________
                             Signature of Co-Owner, if any


IMPORTANT      [  BEFORE SIGNING, READ AND COMPLY CAREFULLY
               [  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

_______________________________________________________________________________


-------------------------------------------------------------------------------

         "The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants            UNIF GIFT MIN. ACT - _____ Custodian _______
          in common                                  (Cust)          (Minor)
                                                     under Uniform Gifts to
                                                          Minors Act

TEN ENT - as tenants by
          the entireties

JT TEN - as joint tenants                      ____________________________
         with right of                                   (State)
         survivorship and not
         as tenants in common

     Additional abbreviations may also be used though not in the above list

-------------------------------------------------------------------------------

_______________________________________________________________________________
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY

NUMBER                                                                SHARES

------                                                                ------

                    VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

                                    CLASS B

         ORGANIZED AND EXISTING UNDER THE LAW OF THE STATE OF DELAWARE

THIS CERTIFIES that                                                 is the owner

                                            *SEE REVERSE FOR CERTAIN DEFINITIONS

                                                      ---------------

                                                      CUSIP 92114U806

                                                      ---------------

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen International Advantage Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS

                                                          Dated

                   [VAN KAMPEN INTERNATIONAL ADVANTAGE FUND]
                                [DELAWARE SEAL]

A.  THOMAS SMITH III                                    RICHARD F. POWERS, III
       SECRETARY                                               PRESIDENT

--------------------------------------------------------------------------------

               COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES INC.
                  P.O. BOX 418256, KANSAS CITY, MO 64141-9256

                                                          TRANSFER AGENT

                  By
                    ------------------------------------------------------
                                                        AUTHORIZED OFFICER

--------------------------------------------------------------------------------

             PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

                    VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NUMBER                       CLASS B                      SHARES
KC

ACCOUNT NO.      ALPHA CODE           DEALER NO.          CONFIRM NO.

TRADE DATE                            CONFIRM DATE        BATCH I.D. NO.

                                      CHANGE NOTICE: IF THE ABOVE INFORMATION
                                      IS INCORRECT OR MISSING, PLEASE PRINT
                                      THE CORRECT INFORMATION BELOW, AND RETURN
                                      TO:

                                              VAN KAMPEN INVESTOR SERVICES INC.
                                              P.O. BOX 418256
                                              KANSAS CITY, MISSOURI 64141-9256

                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------

-------------------------------------------------------------------------------

REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK

-------------------------------------------------------------------------------

For value received,                        hereby sell, assign and transfer unto


________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ Shares
of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
_______________________________________________________________________ Attorney
to transfer said shares on the books of the within-named Fund with full power of substitution in the premises.

        Dated, ___________________________ ______

               _________________________________________________________
                                      Owner

               _________________________________________________________
                             Signature of Co-Owner, if any


IMPORTANT      [  BEFORE SIGNING, READ AND COMPLY CAREFULLY
               [  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

_______________________________________________________________________________


-------------------------------------------------------------------------------

         *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants            UNIF GIFT MIN. ACT - _____ Custodian _______
          in common                                  (Cust)          (Minor)
                                                     under Uniform Gifts to
TEN ENT - as tenants by                                   Minors Act
          the entireties

JT TEN - as joint tenants                      ____________________________
         with right of                                   (State)
         survivorship and not
         as tenants in common

     Additional abbreviations may also be used though not in the above list

-------------------------------------------------------------------------------

_______________________________________________________________________________
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY

NUMBER                                                                SHARES

------                                                                ------

                    VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

                                    CLASS C

         ORGANIZED AND EXISTING UNDER THE LAW OF THE STATE OF DELAWARE

THIS CERTIFIES that                                                 is the owner

                                            *SEE REVERSE FOR CERTAIN DEFINITIONS

                                                      ---------------

                                                      CUSIP 92114U889

                                                      ---------------

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen International Advantage Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS

                                                          Dated

                   [VAN KAMPEN INTERNATIONAL ADVANTAGE FUND]
                                [DELAWARE SEAL]

A.  THOMAS SMITH III                                    RICHARD F. POWERS, III
       SECRETARY                                               PRESIDENT

--------------------------------------------------------------------------------

               COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES INC.
                  P.O. BOX 418256, KANSAS CITY, MO 64141-9256

                                                          TRANSFER AGENT

                  By
                    ------------------------------------------------------
                                                        AUTHORIZED OFFICER

--------------------------------------------------------------------------------

             PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

                    VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NUMBER                       CLASS C                      SHARES
KC

ACCOUNT NO.      ALPHA CODE           DEALER NO.          CONFIRM NO.

TRADE DATE                            CONFIRM DATE        BATCH I.D. NO.

                                      CHANGE NOTICE: IF THE ABOVE INFORMATION
                                      IS INCORRECT OR MISSING, PLEASE PRINT
                                      THE CORRECT INFORMATION BELOW, AND RETURN
                                      TO:

                                              VAN KAMPEN INVESTOR SERVICES INC.
                                              P.O. BOX 418256
                                              KANSAS CITY, MISSOURI 64141-9256

                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------

-------------------------------------------------------------------------------

REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK

-------------------------------------------------------------------------------

For value received,                        hereby sell, assign and transfer unto


________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ Shares
of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
_______________________________________________________________________ Attorney
to transfer said shares on the books of the within-named Fund with full power of substitution in the premises.

        Dated, ___________________________ ______

               _________________________________________________________
                                      Owner

               _________________________________________________________
                             Signature of Co-Owner, if any


IMPORTANT      [  BEFORE SIGNING, READ AND COMPLY CAREFULLY
               [  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

_______________________________________________________________________________


-------------------------------------------------------------------------------

         *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants            UNIF GIFT MIN. ACT - _____ Custodian _______
          in common                                  (Cust)          (Minor)
                                                     under Uniform Gifts to
TEN ENT - as tenants by                                   Minors Act
          the entireties

JT TEN - as joint tenants                      ____________________________
         with right of                                   (State)
         survivorship and not
         as tenants in common

     Additional abbreviations may also be used though not in the above list

-------------------------------------------------------------------------------

_______________________________________________________________________________
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY